UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 20, 2019

Ekso Bionics Holdings, Inc.

(Exact Name of Registrant as specified in its charter)

Nevada	001-37854	99-0367049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1414 Harbour Way South, Suite 1201

Richmond, California 94804

(Address of principal executive offices, including zip code)

(510) 984-1761

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EKSO	Nasdaq Capital Market

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 20, 2019, Ekso Bionics Holdings, Inc. (the “Company,” “we” or “our”) held our annual meeting of stockholders (the “Annual Meeting”) in Richmond, California. The disclosure set forth in Item 5.07 regarding Proposal 1, the election of each of Steven Sherman, Jack Peurach, Ted Wang, Ph. D., Marilyn Hamilton, Charles Li, Ph. D., Stanley Stern and Thomas A. Schreck to serve as a director, and Proposal 2, the approval of an increase of the total number of shares authorized for issuance pursuant to awards granted under the Plan (as defined below), is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Of the 67,669,227 shares of common stock outstanding and entitled to vote at the Annual Meeting, 52,830,530 shares were present at the Annual Meeting either in person or by proxy, constituting a quorum. The following provides a summary of the votes cast for the proposals on which our stockholders voted at the Annual Meeting:

Proposal 1. The election of seven directors to serve until the annual meeting of stockholders to be held in 2019 and until their respective successors are elected and qualified, or until his or her earlier death, resignation or removal.

The stockholders duly approved the election of each of the below directors. The results of the vote were as follows:

Name of Director	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Steven Sherman	28,020,538	550,732	24,259,260
Jack Peurach	28,249,219	322,051	24,259,260
Ted Wang, Ph. D.	28,183,982	387,288	24,259,260
Marilyn Hamilton	28,109,625	461,645	24,259,260
Charles Li, Ph. D.	28,075,032	496,238	24,259,260
Stanley Stern	28,098,874	472,396	24,259,260
Thomas A. Schreck	28,246,937	324,333	24,259,260

Proposal 2. The increase of the total number of shares authorized for issuance pursuant to awards granted under the Amended and Restated 2014 Equity Incentive Plan (the “Plan”) from 9,114,285 shares to 12,614,285 shares.

The stockholders duly approved the increase of the total number of shares authorized for issuance pursuant to awards granted under the Plan. The results of the vote were as follows:

VOTES FOR:	27,129,573
VOTES AGAINST:	1,365,971
VOTES ABSTAINED:	75,726
BROKER NON-VOTES:	24,259,260

Proposal 3. The approval, in an advisory (non-binding) vote, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement dated April 30, 2019 for the Annual Meeting.

The stockholders duly approved the compensation of the Company’s named executive officers. The results of the vote were as follows:

VOTES FOR:	27,266,541
VOTES AGAINST:	1,064,834
VOTES ABSTAINED:	239,895
BROKER NON-VOTES:	24,259,260

Proposal 4. The ratification of the appointment of OUM & Co., LLP as the Company’s independent auditors for the year ending December 31, 2019.

The stockholders ratified the appointment of OUM & Co., LLP as the Company’s independent auditors for the year ending December 31, 2019. The results of the vote were as follows:

VOTES FOR:	51,252,277
VOTES AGAINST:	786,324
VOTES ABSTAINED:	791,929
BROKER NON-VOTES:	–

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.

By:	/s/ John F. Glenn
Name:	John F. Glenn
Title:	Chief Financial Officer

Dated: June 26, 2019